MASTER SERVICES AGREEMENT

THIS MASTER SERVICES AGREEMENT (this “Agreement”) is entered into and effective as of January 1, 2022 (the “Effective Date”) by and between Drug and Device Development Solutions LLC, a North Carolina Limited Liability Corporation, having its principal place of business at [***] (“Provider”), and Context Therapeutics Inc., having offices at 3675 Market Street, Suite 200, Philadelphia, PA 19104 (“Company”). Provider and the Company may each be referred to herein as a “Party” and collectively, the “Parties”. In consideration of the mutual covenants, terms, and conditions contained in this Agreement, the Parties agree as follows:

1.Services to be Performed.
(a)During the Term (as defined below), Provider shall provide to the Company services, advice, knowledge and know-how as described in one or more Statements of Work (each, a “SOW”) that is executed by both Parties, a template for which is attached as Exhibit A, with respect to the Company’s business (the “Provider Services”). The Provider Services shall be performed by Provider in a diligent and timely manner in accordance with industry standards and the Company’s reasonable requests. In the event that Company wishes to have a Provider affiliate provide services to Company, Company and such affiliated company shall enter into a SOW that incorporates a description of the services, the compensation terms, a representation of adherence to the terms and conditions of this Agreement and any additional terms and conditions applying solely to the services being provided under the Provider affiliate SOW. Such SOW shall be governed by the provisions set forth in this Agreement as if such Provider affiliate was a party hereto. Each SOW shall be duly signed by authorized representatives of the Parties. In the event of any conflict between the terms of this Agreement and the terms of any SOW, the terms of this Agreement shall control unless otherwise expressly set forth in the SOW.
(b)Effective immediately prior to the Effective Date, the Parties hereto acknowledge and agree that the Consulting Agreement, dated October 23, 2019, between William Rencher (doing business through Provider) and Context Therapeutics LLC, shall be terminated, provided that those obligations that existed prior to such termination and that continue pursuant to the terms of such agreement shall remain on their terms.
2.Term and Termination.
(a)The term during which Provider shall provide the Provider Services hereunder (the “Term”) shall commence on the Effective Date and continue in full force and effect until three (3) years from such Effective Date unless earlier terminated in accordance with Section 2(b); provided, however, that the Term may be extended by written agreement of the Parties. The term of any SOW shall be set forth in the SOW. Upon expiration or termination of this Agreement, the terms and conditions of this Agreement shall survive and remain in effect as to any then-outstanding SOW until the expiration or termination of any such SOW.
(b)The Company may terminate the Term of this Agreement or an SOW without cause (i) upon fifteen (15) days’ prior written notice or (ii) immediately if Provider breaches any provision hereunder. If this Agreement is terminated for any reason, Provider shall only be entitled to receive the compensation described in the applicable SOW(s) up until the date of termination.

Certain identified information has been omitted from this exhibit because it is not material and would likely cause competitive harm to the registrant if publicly disclosed. [***] indicates that information has been omitted
Context MSA April 2021

3.Compensation.
(a)Service Fee. Company shall pay to Provider the fees set forth in the applicable SOW as compensation for the Provider Services (the “Provider Fees”). Provider shall present monthly reports (through an invoice, if applicable) to the Company setting forth in reasonable detail the work performed during the prior one-month period and the time spent by Provider thereon. The Company shall pay such invoices within thirty (30) days of receipt, provided that both Parties agree the invoices accurately represent the work actually performed by Provider. Any disputed amounts will be paid upon resolution between the Parties. All Provider Fees shall be paid gross of any applicable taxes required by applicable laws to be paid by Provider in connection with fees for services of the type contemplated hereunder (other than Provider income taxes which shall be Provider’s sole responsibility).
(b)Expenses. The Company shall reimburse Provider only for such out-of-pocket expenses, if any, set forth in an approved SOW. Provider agrees to provide properly documented expenses for reimbursement to the Company for approval and reimbursement within thirty (30) days of incurring such expenses.
(c)Outstanding Options. Provider hereby acknowledges and agrees that all currently outstanding stock options of the Company (the “Options”) held by Provider prior to the date hereof shall be subject to the terms and provisions for stock options issued pursuant to the Context Therapeutics Inc. 2021 Long-Term Performance Incentive Plan (the “Plan”), including the terms of Section 3.7(c) of the Plan which states the right to exercise the Options held by Provider at the date of Termination of Service (as defined in the Plan) for a period of three (3) months from such Termination of Service; provided, however, that in no event shall such Options be exercisable after their stated expiration date.
4.Independent Contractor. Provider’s engagement hereunder shall be as an independent contractor, and Provider is not an employee, agent, representative, stockholder or partner of the Company. All the terms and conditions of this Agreement shall be interpreted in light of that relationship. Provider is, and shall at all times remain, exclusively responsible for the human resource and performance management functions of all Provider representatives provided by it to perform the Provider Services.
5.Covenants.
(a)Confidentiality. Provider shall not, directly or indirectly, use, make available, sell, disclose or otherwise communicate to any person or entity, other than in the course of the performance of the Provider Services hereunder and for the benefit of the Company, any business and technical information or trade secrets, nonpublic, proprietary or confidential information, knowledge or data relating to the Company, whether the foregoing will have been obtained by Provider during its engagement hereunder or otherwise. The foregoing will not apply to information that (i) was known to the public prior to its disclosure to Provider; (ii) becomes generally known to the public or in the Company’s industry subsequent to disclosure to Provider through no wrongful act by Provider or any of Provider’s representatives; or (iii) Provider is required to disclose by applicable law, regulation or legal process (provided that Provider provide the Company with prior notice of the contemplated disclosure and cooperate with the Company in seeking a protective order or other appropriate protection of such information). Provider acknowledges that it is aware (and any representative who receive Company’s confidential information hereunder or any information regarding Covered Inventions hereunder has or will be advised) that federal and state securities laws prohibit any person who has material non-public information about a company or its securities from purchasing or selling securities of such company, or from communicating such information to other persons under circumstances in which it is foreseeable that such person may purchase or sell such securities.

Provider covenants to refrain from using or communicating material non-public information provided by or on behalf of the Company in violation of such securities laws.
(b)Non-Solicitation of Employees. Provider agrees that, during the term of this Agreement and for a period of one-year thereafter (the “Restricted Period”), Provider will not (x) directly or indirectly, individually or on behalf of any other person or entity solicit or recruit any employee of the Company to leave such employment for the purpose of being employed by, or rendering services to, Provider or any person or entity unaffiliated with the Company, or (y) convey any such confidential information or trade secrets about other employees of the Company to any person or entity other than in the course of the performance of the Provider Services hereunder and for the benefit of the Company.
(c)Non-Disparagement. Provider agrees that during the Restricted Period it will not, nor will it induce others to, Disparage the Company or any of their past or present officers, directors, employees or products. “Disparage” means making comments or statements to the press, the Company’s past or present employees, officers or directors, any individual or entity with whom the Company has a business relationship, or any other third party that would adversely affect in any manner: (i) the conduct of the business of the Company (including, without limitation, any products or business plans or prospects); or (ii) the business reputation of the Company, or any of its products, or its past or present officers, directors or employees.
(d)Inventions.

(i)Provider acknowledges and agrees that all trade secrets, mask works, concepts, drawings, materials, documentation, procedures, diagrams, specifications, models, processes, formulae, source and object codes, data, programs, know-how, designs, techniques, ideas, methods, inventions, discoveries, improvements, work products, business or scientific processes, developments or other works of authorship, whether patentable or unpatentable, that relate to the Provider Services or Provider’s work with the Company, made, developed or conceived by Provider, solely or jointly with others, or with the use of any of the Company’s equipment, supplies, facilities, confidential information or trade secrets prior to or after the date hereof (collectively, “Covered Inventions”), shall belong exclusively to the Company (or its designee), whether or not patent applications are filed thereon.
(ii)Provider will keep full and complete written records (the “Records”), in the manner prescribed by the Company and/or as otherwise may be set forth in an SOW, of all Covered Inventions, and will promptly disclose all Covered Inventions completely and in writing to the Company. The Records will be the sole and exclusive property of the Company (or its designee), and Provider will surrender them upon the termination or expiration of the Term, or upon the Company’s request. Provider hereby assigns to the Company (or its designee) Covered Inventions including all rights in and to any related patents and other intellectual property that may issue thereon in any and all countries, whether during or subsequent to the term of this Agreement, together with the right to file, in Provider’s name or in the name of the Company (or its designee), applications for patents and equivalent rights (the “Applications”). Provider will, at any time during and subsequent to the Term of this Agreement, make such applications, sign such papers, take all rightful oaths, and perform all acts as may be requested from time to time by the Company with respect to Covered Inventions and the underlying intellectual property. Provider will also execute assignments to the Company (or its designee) of the Applications, and give the Company (or its designee) and its attorneys all reasonable assistance (including the giving of testimony) to obtain Covered Inventions and the underlying intellectual property for its benefit, all without additional compensation to Provider from the Company during the term of any outstanding SOW and at reasonable compensation to Provider thereafter, but at the Company’s expense.
(iii)Covered Inventions will be deemed “work made for hire,” as such term is defined under the copyright law of the United States, on behalf of the Company (or its designee) and Provider agrees that the Company (or its designee) will be the sole owner of Covered Inventions, and all underlying rights therein, in all media now known or hereinafter devised, throughout the universe and in perpetuity without any further obligations or compensation to Provider. If Covered Inventions, or any portion thereof, are deemed not to be work made for hire, Provider hereby irrevocably conveys, transfers, assigns and delivers to the Company (or its designee), all rights, titles and interests, in all media now known or hereinafter devised, throughout the universe and in perpetuity, in and to Covered Inventions, including without limitation: (a) all of Provider’s rights, titles and interests in and to any underlying intellectual property (and all renewals, revivals and extensions thereof) related to Covered Inventions; (b) all rights of any kind or any nature now or hereafter recognized, including without limitation, the unrestricted right to make modifications, adaptations and revisions to Covered Inventions, to exploit and allow others to exploit Covered Inventions; and (c) all rights to sue at law or in equity for any infringement, or other unauthorized use or conduct in derogation of Covered Inventions, known or unknown, prior to the date hereof, including without limitation the right to receive all proceeds and damages therefrom. In addition, Provider hereby waives any so-called “moral rights” with respect to Covered Inventions. Provider hereby waives any and all currently existing and future monetary rights in and to the Covered Inventions and all patents and other intellectual property rights that may issue thereon, including, without limitation, any rights that would otherwise accrue to Provider’s benefit by virtue of it being a service provider to the Company.
(iv)To the extent that Provider is unable to assign any of its right, title or interest in any Covered Invention under applicable law, for any such Covered Invention and the underlying intellectual property rights, Provider hereby grants to the Company (or its designee) an exclusive, irrevocable, perpetual, transferable, worldwide, fully paid license to such Covered Invention and the underlying intellectual property, with the right to sublicense, use, modify, create derivative works and otherwise fully exploit such Covered Invention and the underlying intellectual property, to assign this license and to exercise all rights and incidents of ownership of Covered Invention.
(v)To the extent that any of Covered Inventions are derived by, or require use by the Company (or its designee) of, any works, inventions, or other intellectual property rights that Provider owns, which are not assigned hereby, Provider hereby grants the Company (or its designee) an irrevocable, perpetual, transferable, worldwide, non-exclusive, royalty free license, with the right to sublicense, use, modify and create derivative works using such works, inventions or other intellectual property rights, but only to the extent necessary to permit the Company (or its designee) to fully realize their ownership rights in Covered Inventions.
(e)Cooperation. Upon the receipt of written notice from the Company, Provider agrees that while engaged by the Company and thereafter, Provider will respond and provide information with regard to matters in which it has knowledge as a result of its engagement by the Company, and will provide reasonable assistance to the Company and its representatives in defense of any claims that may be made against the Company, and will assist the Company in the prosecution of any claims that may be made by the Company, to the extent that such claims may relate to the period of Provider’s engagement by the Company (or any predecessor). Provider agrees to promptly inform the Company if it becomes aware of any lawsuits involving such claims that may be filed or threatened against the Company. Provider also agrees to promptly inform the Company (to the extent it is legally permitted to do so) if it is asked to assist in any investigation of the Company (or its actions), regardless of whether a lawsuit or other proceeding has then been filed against the Company with respect to such investigation, and will not do so unless legally required. Provider will receive reasonable compensation from the Company for time incurred in satisfaction of its obligations under this Section 5(e).
(f)Injunctive Relief. It is further expressly agreed that the Company will or would suffer irreparable injury if Provider were to violate the provisions of this Section 5 and that the Company would by reason of such violation be entitled to injunctive relief in a court of appropriate jurisdiction and Provider further consents and stipulates to the entry of such injunctive relief in such court prohibiting it from violating the provisions of this Section 5.
(g)Debarment. Provider represents, warrants and agrees that neither Provider nor any of its employees has ever been and its officers, and directors, and employees, as applicable, are not (i) excluded, disqualified, banned, debarred or suspended from, or otherwise ineligible to provide services pursuant to Section 306 of the Federal Food, Drug, and Cosmetic Act, 21 U.S.C. § 301 et seq.; (ii) excluded, disqualified, banned, debarred or suspended from, or otherwise ineligible to participate in, any federal or state health care program, including Medicare, Medicaid, TRICARE, the U.S. Department of Defense, or the U.S. Department of Veterans Affairs pursuant to the U.S. Department of Health and Human Services Office of Inspector General’s exclusion authority under the Civil Monetary Penalties Statutes, 42 U.S.C. § 1320a-7, as implemented at 42 C.F.R. § 1001.101 et seq.; (iii) excluded, disqualified, banned, debarred or suspended from, or otherwise ineligible to participate in federal procurement or non-procurement programs pursuant to the authority of the U.S. General Services Administration; or (iv) (a) convicted of a crime for which a person can be debarred, (b) threatened to be debarred or (c) indicted for a crime or otherwise engaged in conduct for which a person can be debarred, in each case under Section 306(a) or (b).
(h)No Infringement; Compliance with Law. Provider represents and warrants that its performance under this Agreement and the Provider Services provided hereunder shall not infringe any intellectual property right of any third party. Provider further represents and warrants that it shall perform the Provider Services in compliance with applicable federal, state, and local laws and regulations.
(i)Representatives. Provider shall be responsible for ensuring that each employee, agent and representative of Provider (if applicable) adheres to the covenants in this Section 5 as if they were personally bound hereby.
(j)Aggregate Spend Reporting. Company is responsible for complying with the Physician Payment Sunshine Act (“Sunshine Act”) and similar state law reporting requirements.  Provider will comply with the Sunshine Act and applicable state transparency laws, as well as all applicable policies/SOPs of Company (to the extent provided to Provider in advance), including properly recording and tracking any and all payments and other transfers of value made to covered recipients (as such term is defined in the Sunshine Act).  Provider will promptly (but no less frequently than monthly) provide Company with the necessary information requested by Company, in the format requested by Company, so that Company may comply with the Sunshine Act and similar state law reporting requirements.
6.Survival of Provisions. The obligations contained in Sections 5 through 7 and Sections 10 through 17 shall survive the termination or expiration of the Agreement by their terms and will be fully enforceable thereafter. If it is determined by a court of competent jurisdiction in any state that any restriction in Section 5 is excessive in duration or scope or extends for too long a period of time or over too great a range of activities or in too broad a geographic area or is unreasonable or unenforceable under the laws of that state, the Parties agree that such restriction may and should be modified or amended by the court to render it enforceable to the maximum extent permitted by the law of that state or jurisdiction.
7.Indemnification. Each Party (each, an “Indemnifying Party”) shall indemnify the other Party for all costs, fees (including reasonable attorney’s fees), expenses, losses and other damages arising from (a) any injury to person or damage to third party property caused by the Indemnifying Party’s negligence and (b) any breach of this Agreement by the Indemnifying Party.
8.Authorization; No Conflicts. Provider represents and warrants that its execution and delivery of this Agreement and its performance of the Provider Services does not and will not conflict with or result in any breach or default under any agreement, contract or arrangement which Provider is a party to or violate any other legal restriction, including without limitation any noncompete requirement to which it is subject.
9.Company Policies. If, at any time, Provider is required to work at any of the Company’s premises or use any of its equipment, Provider will comply with all relevant health, safety and security regulations and related instructions issued by the Company. The Company maintains policies prohibiting the sexual or any other harassment of employees, vendors or other visitors to the Company’s facilities. Provider and/or any representatives of Provider agree to abide by such policies. The Company agrees to make copies of such policies available to Provider upon request.
10.Intentionally Left Blank.
11.Assignment. Notwithstanding anything else herein, this Agreement is personal to Provider and neither the Agreement nor any rights hereunder may be assigned by Provider. The Company may assign the Agreement to an affiliate or to any acquirer of all or substantially all of the assets or business of the Company. This Agreement will inure to the benefit of and be binding upon the personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees, legatees and permitted assignees of the Parties.
12.Governing Law. This Agreement and any other document or instrument delivered pursuant hereto, and all claims or causes of action that may be based upon, arise out of or relate to this Agreement will be governed by, and construed under and in accordance with, the internal laws of the Commonwealth of Pennsylvania, without reference to rules relating to conflicts of laws. The Parties hereby consent to the exclusive jurisdiction and venue in the state or federal courts located in Philadelphia, Pennsylvania to resolve any dispute which cannot be resolved amicably by the Parties.
13.Entire Agreement; Amendments. This Agreement contains the entire agreement of the Parties relating to the subject matter hereof, and supersedes in their entirety any and all prior and/or contemporaneous agreements, understandings or representations relating to the subject matter hereof, whether written or oral. No amendments, alterations or modifications of this Agreement will be valid unless made in writing and signed by the Parties hereto.
14.Section Headings. The section headings used in this Agreement are included solely for convenience and will not affect, or be used in connection with, the interpretation of this Agreement.
15.Severability. The provisions of this Agreement will be deemed severable, and the invalidity or unenforceability of any provision will not affect the validity or enforceability of the other provisions hereof. No failure to exercise, delay in exercising, or single or partial exercise of any right, power or remedy by either Party, and no course of dealing between the

Parties, shall constitute a waiver of, or shall preclude any other or further exercise of, any right, power or remedy.
16.Notices. All notices, requests, demands and other communications required or permitted to be given by either Party in this Agreement shall be in writing and shall be duly given when mailed by registered mail, postage prepaid, at the address set forth below, or at such other address as shall have been designated by such other Party by written notice:
(i)If to the Company:
Context Therapeutics Inc.
To the address set forth in the Preamble
Attention: Chief Executive Officer

    with cc to:
        Context Therapeutics Inc.
To the address set forth in the Preamble
            Attn: Chief Legal Officer

(ii)If to Provider:
To the Provider name and address set forth in the Preamble
Attn: William Rencher

17.Counterparts. This Agreement may be executed in several counterparts (including via .pdf), each of which will be deemed to be an original but all of which together will constitute one and the same instrument. Signature pages of this Agreement may be exchanged electronically as a portable document format (PDF) file and such signature pages will be deemed originals.
[Signature Page Follows.]

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the Effective Date.

Company

Context Therapeutics Inc.

By: __/s/ Martin Lehr___________________
Name: Martin Lehr
Title: Chief Executive Officer

Provider

Drug and Device Development Solutions LLC

By: _/s/ William Rencher________________
Name: William Rencher
Title: Principal

Context MSA April 2021

EXHIBIT A
Statement of Work No. [INSERT]
Provider Services
This SOW (“SOW”), dated as of [INSERT SOW EFFECTIVE DATE] (the “SOW Effective Date”), is subject to that certain Master Services Agreement, dated as of [INSERT DATE OF MSA] (the “Agreement”), by and between [INSERT NAME OF PROVIDER], [INSERT ADDRESS OF PROVIDER] (“Provider”) and CONTEXT THERAPEUTICS LLC, [INSERT CONTEXT COMPANY ADDRESS] (“Company”). The terms and provisions of the Agreement are incorporated by reference into this SOW and Provider agrees to be bound by all terms and provisions of the Agreement applicable hereto. Capitalized terms used in this SOW and not defined shall have the meanings ascribed to them in the Agreement.

Provider Services & Fees:    [INSERT DETAILED DESCRIPTION OF SERVICES, DELIVERABLES, DEADLINES]
Expenses:    The Company will reimburse (without mark-up) only out-of-pocket expenses incurred by Provider in connection with its performance of the Provider Services and approved in advance by the Company in writing or by email, subject to any limitations specified in such approval.
End Date:        [INSERT END DATE]
Provider Contact:    [INSERT NAME
EMAIL
PHONE NUMBER]

Company Contact:    [INSERT NAME
EMAIL
PHONE NUMBER]

    UPON SIGNATURE by the authorized representatives of the Parties, this SOW shall be incorporated and made part of the Agreement as of the SOW Effective Date.

Company [INSERT CONTEXT LEGAL ENTITY NAME] By: __SAMPLE____________________________ Name: [INSERT NAME] Title: [INSERT TITLE]

Provider

[INSERT NAME OF PROVIDER]

By: ___ SAMPLE _________________________
Name:    [INSERT NAME]
Title:    [INSERT TITLE]
Context MSA April 2021